                                                                   Exhibit 10.10

                               FIRST AMENDMENT TO
                             STOCK OPTION AGREEMENT

         This First Amendment to Stock Option Agreement (the "FIRST AMENDMENT") is dated as of September 2, 2002, by and between Nextgen Communications Corporation, a Delaware corporation (the "COMPANY"), and R. Andrew White (the "OPTIONEE").

         WHEREAS, the Company and the Optionee entered into that certain Stock Option Agreement dated February 1, 2002 (the "AGREEMENT");

         WHEREAS, the Optionee and the Company desire to amend the Agreement as set forth herein, in order to modify the vesting period of certain stock options of the Company that were granted to the Optionee in the Agreement;

         NOW THEREFORE, the parties hereto agree as follows:

         1. The first sentence of the "Vesting Schedule" paragraph on the first page of the Agreement is hereby deleted and replaced in its entirety with the following sentence:

                  "Vesting Schedule: This Option shall be exercisable as follows: 50,000 of the Shares available for purchase under the Option shall be exercisable on September 2, 2002; 50,000 of the Shares available for purchase under the Option shall be exercisable on February 1, 2003; and the remaining 50,000 of the Shares available for purchase under the Option shall be exercisable on February 1, 2004 (all share amounts shall be adjusted accordingly for stock splits, reclassifications, and similar events)."

         2. Except as expressly amended hereby, the Agreement remains in full force and effect. Capitalized terms that are not defined herein shall have the same meaning assigned to them in the Agreement.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

         This First Amendment to Stock Option Agreement may be executed in one or more identical counterparts, including by facsimile signature, each of which shall be deemed to be an original and all of which together shall be deemed to be one instrument.


                                   COMPANY:

                                   NEXTGEN COMMUNICATIONS CORPORATION



                                   By:
                                       -----------------------------------------
                                   Name: Frank J. Fradella
                                         ---------------------------------------

                                   Title: President and Chief Executive Officer
                                         ---------------------------------------




                                   OPTIONEE:


                                   ------------------------------------------
                                   R. Andrew White